EXHIBIT T3F

CROSS-REFERENCE TABLE*

     Trust Indenture Act Section                       Indenture Section
     ---------------------------                       -----------------
 310(a)(1)................................                      7.10
    (a)(2)................................                      7.10
    (a)(3)................................                      N.A.
    (a)(4)................................                      N.A.
    (a)(5)................................                      7.10
    (b)...................................                7.08, 7.10
    (c)...................................                      N.A.
 311(a)...................................                      7.11
    (b)...................................                      7.11
    (c)...................................                      N.A.
 312(a)...................................                      2.05
    (b)...................................                     11.03
    (c)...................................                     11.03
 313(a)...................................                      7.06
    (b)(1)................................                      N.A.
    (b)(2)................................                      7.06
    (c)...................................               7.06, 11.02
    (d)...................................                      7.06
 314(a)...................................         4.02, 4.10, 11.02
    (b)...................................                      N.A.
    (c)(1)................................                     11.04
    (c)(2)................................                     11.04
    (c)(3)................................                      N.A.
    (d)...................................                      N.A.
    (e)...................................                     11.05
    (f)...................................                      N.A.
 315(a)...................................                7.01, 7.02
    (b)...................................               7.05, 11.02
    (c)...................................                      7.01
    (d)...................................                      7.01
    (e)...................................                      6.11
 316(a)(1)(A).............................                      6.05
    (a)(1)(B).............................                      6.04
    (a)(2)................................                      N.A.
    (a) (last sentence)...................                      N.A.
    (b)...................................                      6.07
    (c)...................................                      N.A.
 317(a)(1)................................                      6.08
    (a)(2)................................                      6.09
    (b)...................................                      2.04
 318(a)...................................                     11.01
    (b)...................................                      N.A.
    (c)...................................                     11.01

"N.A." means not applicable.

* This Cross-Reference Table is not part of the Indenture.